UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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rue21, inc.
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INTRODUCTION

This supplement dated September 13, 2013 to the proxy statement dated August 19, 2013, which we refer to as this proxy statement supplement, is being provided to you in order to update disclosure with respect to the proxy statement. rue21, inc. urges you to carefully read the proxy statement supplement and the proxy statement in their entirety.

SUPPLEMENT TO PROXY STATEMENT

The following information supplements the information in the specified section of the proxy statement.

SPECIAL FACTORS

RevenueShares Small Cap Fund v. Fisch, et al., C.A. No.8893 (Del. Ch.)

On September 12, 2013, RevenueShares Small Cap Fund (“Revenue Shares”) filed a putative class action lawsuit against the Company, its directors, Apax, SKM Funds, Apax Investors, Parent and Merger Sub, purportedly brought on behalf of the public stockholders of the Company, which action we refer to as the “RevenueShares Action.” The RevenueShares Action asserted (i) claims for alleged breaches of the fiduciary duties of care and loyalty against the directors of rue21 for supposedly failing to conduct a sale process that maximized value for rue21 shareholders, (ii) claims for alleged breaches of the fiduciary duties of loyalty and entire fairness against Apax, the Apax Investors, the SKM Funds and Messrs. Megrue, Pellegrini and Fisch for allegedly causing and/or supporting the sale of the Company on terms and conditions that do not include a fair price and were not the result of fair dealing, and (iii) claims of aiding and abetting the breaches of duty against Parent and Merger Sub. The RevenueShares Action seeks an order: declaring that the Merger was approved in breach of the fiduciary duties of the defendants and, therefore, any agreement arising therefrom is unlawful and unenforceable; to the extent, if any, that the Merger is consummated prior to the entry of final judgment, rescinding the transaction or awarding damages to the class, including pre-and post-judgment interest; requiring defendants to fully disclose all material information regarding the Merger; requiring the directors to evaluate strategic alternatives; requiring an accounting by defendants of supposed profits they purportedly obtained through the allegedly wrongful conduct; and providing recovery of pre- and post-judgment interest, attorneys’ fees and litigation expenses; and such other relief as the court deems appropriate.

The outcome of this lawsuit is uncertain. An adverse judgment for monetary damages could have an adverse effect on the operations and liquidity of the Company. The Company and the Company’s board of directors believe that the claims in this action are without merit and intend to defend against them vigorously.

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING INFORMATION

This proxy statement supplement as well as information included in oral statements or other written statements made or to be made by us, contain statements that, in our opinion, may constitute forward-looking statements. Statements containing words such as “expect,” “anticipate,” “believe,” “estimate,” “likely” or similar words that are used herein or in other written or oral information conveyed by or on behalf of the Company, are intended to identify forward-looking statements. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future events. Consequently, all of the forward-looking statements we make in this document are qualified by the information contained or referred to herein, including, but not limited to, (i) the information contained under this heading and (ii) the information contained under the heading “Risk Factors” and that is otherwise disclosed in our annual report on Form 10-K for the fiscal year ended February 2, 2013, filed with the SEC on April 3, 2013. You should carefully consider the cautionary statements contained or referred to in this section in connection with any subsequent written or oral forward-looking statements that may be issued by us or persons acting on our behalf. Except as required by law, we undertake no obligation to update any of these forward-looking statements.

WHERE YOU CAN FIND MORE INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this proxy statement supplement, by going to our corporate website at www.rue21.com. The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this proxy statement supplement, and therefore is not incorporated herein by reference.

Any person, including any beneficial owner, to whom this proxy statement supplement is delivered may request copies of this proxy statement supplement or other information concerning us, without charge, by written or telephonic request directed to rue21, inc., Attn: Investor Relations, 800 Commonwealth Drive, Warrendale, Pennsylvania 15086, Telephone (724) 776-9780; or from our proxy solicitor, Georgeson Inc. toll-free at (866) 295-8105; or from the SEC through the SEC website at the address provided above.

Because the Merger is a “going private” transaction, the Company and Parent, Merger Sub, and the Apax Entities have filed with the SEC a Transaction Statement on Schedule 13E-3 with respect to the proposed Merger. The Schedule 13E-3, including any amendments and exhibits filed or incorporated by reference as a part of it, is available for inspection as set forth above. The Schedule 13E-3 will be amended to report promptly any material changes in the information set forth in the most recent Schedule 13E-3 filed with the SEC.

THIS PROXY STATEMENT SUPPLEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT SUPPLEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT SUPPLEMENT. THIS PROXY STATEMENT SUPPLEMENT IS DATED SEPTEMBER 13, 2013. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT SUPPLEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT SUPPLEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

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